Exhibit 24.1

POWER OF ATTORNEY

Know all by these presents, that the undersigned

herebyconstitutes and appoints each of

Paul E. Konney, Spencer G. Smul, Moira A. Pastre,

Nancy M. Louden, Seth E. Herbert and Kerrian Thomas,

signing singly, the undersigned's true and lawful

attorney-in-fact to:

(1)execute for and on behalf of the undersigned,

in the undersigned's capacity as an officer and/or

director of The Estee Lauder Companies Inc. (the "Company")

or as a stockholder of the Company or as a trustee of a

stockholder of the Company, Forms 3, 4, and 5 in accordance

with Section 16(a) of the Securities Exchange Act of 1934

and the rules thereunder;

(2)do and perform any and all acts for and on behalf

of the undersigned which may be necessary or

desirable to complete and execute any such Form 3, 4,

or 5, complete and execute any amendment or amendments

thereto, and timely file such form with the United States

Securities and Exchange Commission and any stock exchange

or similar authority; and

(3)take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of,

or legally required by, the undersigned, it being

understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of

Attorney shall be in such form and shall contain such

terms and conditions as such attorney-in-fact may

approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or

proper to be done in the exercise of any of the rights

and powers herein granted, as fully to all intents

and purposes as the undersigned might or could do if

personally present, with full power of substitution

or revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done by virtue

of this Power of Attorney and the rights and

powers herein granted.  The undersigned

acknowledges that the foregoing attorneys-in-fact,

in serving in such capacity at the request

of the undersigned, are not assuming, nor is

the Company assuming, any of the undersigned's

responsibilities to comply with, or liabilities

that may arise under, Section 16 of

the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force

and effect until the undersigned is no longer required

to file Forms 3, 4, and 5 with respect to the

undersigned's holdings of and transactions in

securities issued by the Company, unless earlier

revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be

executed as of this 30th day of August, 2002.

/s/Gary M. Lauder

Gary M. Lauder